UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 9, 2014

GULF ISLAND FABRICATION, INC.
(Exact name of registrant as specified in its charter)

Louisiana	0-22303	72-1147390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16225 Park Ten Place, Suite 280
Houston, TX 77084
 (Address of principal executive offices)(Zip Code)

(713) 714-6100
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

          On July 9, 2014, Gulf Island Fabrication, Inc. issued a press release announcing that through its subsidiary, Gulf Island Marine Fabricators, L.L.C., it has signed a contract for the fabrication of two 8,000 bhp Twin Screw Diesel River Towboats.  Revenue backlog and man-hours associated with this project will be reported in connection with the Company’s announcement of financial results for the quarter ending June 30, 2014.

The Contract includes an option for a third 8,000 bhp Twin Screw Diesel Towboat that would be included in backlog upon exercise of the option should the customer elect to do so.  The customer’s ability to exercise the option expires March 15, 2015.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.                   Description
99.1                               Press Release dated July 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF ISLAND FABRICATION, INC.

		By:	/s/ Kirk J. Meche
Kirk J. Meche
Chief Executive Officer

Dated:	July 9, 2014